Exhibit 99.1

HPX Corp. Receives Expected Notice from the NYSE
Regarding Delayed Filing of Quarterly Report

Wilmington, DE, November 29, 2022 -- As disclosed in the Current Report on Form 8-K filed by HPX Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on July 7, 2022 (the “Form 8-K), the Company entered into the Business Combination Agreement (as defined therein) which, if consummated, will be the Company’s initial business combination. In connection with the Business Combination Agreement, the Company also entered into certain ancillary transaction agreements (the “Ancillary Agreements”) as further described in the Form 8-K.

As previously disclosed in the Notification of Late Filing on Form 12b-25, filed by the Company with the SEC on November 14, 2022, the Company, together with its consultants, is in the process of reviewing the accounting treatment of certain of the Ancillary Agreements. As a result, the Company was unable to complete and file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 (the “Form 10-Q”) by the required due date without unreasonable effort and expense.

On November 22, 2022, the Company received a notice (the “Notice”) from NYSE American LLC (the “Exchange”) indicating that, as a result of not having timely filed the Form 10-Q with the SEC, the Company is not in compliance with the relevant rules of the NYSE American Company Guide (the “Listing Rule”). The Listing Rule requires listed companies to timely file all required periodic reports with the SEC.

The Notice indicated that the Company can regain compliance with the Exchange’s listing standards at any time prior to April 21, 2023 by filing the Form 10-Q. If the Company fails to file the Form 10-Q by such date, the Exchange may grant, at its sole discretion, an extension for the Company to regain compliance, depending on the specific circumstances. The Notice also stated that the Exchange may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

While the Company can provide no assurances as to timing, the Company plans to file the Form 10-Q as soon as practicably possible, and no later than April 21, 2023, and regaining compliance with the Listing Rule.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this press release regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. . Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations thereof and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the “Risk Factors” section of the Company’s (i) Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC on April 14, 2022, (ii) Quarterly Report on Form 10-Q for the period ended March 31, 2022 filed with the SEC on May 19, 2022, (iii) Quarterly Report on Form 10-Q for the period ended June 30, 2022 filed with the SEC on August 15, 2022, (iv) our proxy statement on Schedule 14A for the Extraordinary General Meeting as filed with the SEC on July 1, 2022, and (v) our proxy statement on Schedule 14A for the Extraordinary General Meeting as filed with the SEC on October 11, 2022. During the fourth quarter of 2022, the Company expects to publicly file a Registration Statement with the SEC that will include a proxy statement/prospectus on Form F-4 (the “Registration Statement”), including risk factors specific to the proposed business combination. Please refer to the “Risk Factors” section in such Registration Statement that we intend to publicly file with the SEC, as well as in other documents filed by the Company from time to time with the SEC. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts

HPX Corp.

ir@hpxcorp.com